Restricted Cash	6 Months Ended
Jun. 30, 2013
Restricted Cash
Restricted Cash

3                 Restricted Cash

Restricted cash is comprised of the following (in thousands):

	As of June 30, 2013	As of December 31, 2012
Retention account	$2,815	$2,821
Restricted deposits	16,026	430
Total	$18,841	$3,251

The Company was required to maintain cash of $2.8 million as of June 30, 2013 and December 31, 2012, respectively, in a retention bank account as collateral for the upcoming scheduled debt payments of its KEXIM and KEXIM-ABN Amro credit facilities, which were recorded under current assets in the Company’s Balance Sheets.

On March 27, 2013, the Company has entered into an agreement with the lenders under the HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank credit facility. The agreement provides the Company the option to sell, for cash, up to 9 mortgaged vessels (the Henry, the Pride, the Independence, the Honour, the Elbe, the Hope, the Lotus, the Kalamata and the Komodo) with the sale proceeds less sale commissions from such vessels’ sales to be deposited in a restricted cash account and used to finance the acquisition of new containership vessels no later than December 31, 2013. Any funds remaining in this restricted cash account after that date will be applied towards prepayment of the respective credit facility. As of June 30, 2013, the Company had concluded the sales of the Henry, the Pride, the Independence, the Honour and the Elbe and has acquired a 2,452 TEU containership, the Amalia C, built in 1998 for a contract price of $6.6 million and a 2,602 TEU containership, the Niledutch Zebra, built in 2001 for a contract price of $10.1 million. As of June 30, 2013, an amount of $15.6 million was recorded as non-current restricted cash with respect to this agreement.

Furthermore, the Company recorded non-current restricted cash of $0.4 million as cash collateral for one of its outstanding swaps as of June 30, 2013 and December 31, 2012.